Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies
15.	Commitments and Contingencies

Legal Matters

Lawsuits, claims and proceedings have been and may be instituted or asserted against us in the normal course of business, including actions brought on behalf of various classes of claimants. We are also subject to local, state and federal laws and regulations related to land development activities, house construction standards, sales practices, employment practices and environmental protection. As a result, we are subject to periodic examinations or inquiry by agencies administering these laws and regulations.

We record a reserve for potential legal claims and regulatory matters when they are probable of occurring and a potential loss is reasonably estimable. We accrue for these matters based on facts and circumstances specific to each matter and revise these estimates when necessary.

In view of the inherent difficulty of predicting outcomes of legal claims and related contingencies, we generally cannot predict their ultimate resolution, related timing or eventual loss. If our evaluations indicate loss contingencies that could be material are not probable, but are reasonably possible, we will disclose their nature with an estimate of a possible range of losses or a statement that such loss is not reasonably estimable.

Warranty

Warranty reserves are accrued as home deliveries occur. Our warranty reserves on homes delivered will vary based on product type and geographic area and also depending on state and local laws. The warranty reserve is included in accrued expenses and other liabilities on our consolidated balance sheets and represents expected future costs based on our historical experience over previous years. Estimated warranty costs are charged to cost of home sales in the period in which the related home sales revenue is recognized.

We maintain general liability insurance designed to protect us against a portion of our risk of loss from construction-related claims. We also generally require our subcontractors and design professionals to indemnify us for liabilities arising from their work, subject to various limitations. However, such indemnity is significantly limited with respect to certain subcontractors that are added to our general liability insurance policy. Included in our warranty reserve accrual are allowances to cover our estimated costs of self-insured retentions and deductible amounts under these policies and estimated costs for claims that may not be covered by applicable insurance or indemnities.  Estimation of these accruals include consideration of our claims history, including current claims and estimates of claims incurred but not yet reported.  In addition, we record expected recoveries from insurance carriers when proceeds are probable and estimable.  Outstanding warranty insurance receivables were $10.0 million and $12.5 million as of December 31, 2014 and December 31, 2013, respectively. Warranty insurance receivables are recorded in receivables on the accompanying consolidated balance sheet.

There can be no assurance that the terms and limitations of the limited warranty will be effective against claims made by homebuyers, that we will be able to renew our insurance coverage or renew it at reasonable rates, that we will not be liable for damages, cost of repairs, and/or the expense of litigation surrounding possible construction defects, soil subsidence or building related claims or that claims will not arise out of uninsurable events or circumstances not covered by insurance and not subject to effective indemnification agreements with certain subcontractors.

Warranty reserves consisted of the following (in thousands):

	Year Ended December 31,
	2014	2013	2012
Warranty reserves, beginning of period	$24,449	$24,485	$26,404
Warranty reserves accrued	11,659	8,102	5,423
Liabilities assumed in the Merger	7,481	—	—
Adjustments to pre-existing reserves	199	1,933	2,650
Warranty expenditures	(10,518)	(10,071)	(9,992)
Warranty reserves, end of period	$33,270	$24,449	$24,485

Performance Bonds

We obtain surety bonds in the normal course of business with various municipalities and other government agencies to secure completion of certain infrastructure improvements of our projects.  As of December 31, 2014 and December 31, 2013, the Company had outstanding surety bonds totaling $355.2 million and $280.6 million, respectively. If any such performance bonds or letters of credit are called, we would be obligated to reimburse the issuer of the performance bond or letter of credit. We do not believe that a material amount of any currently outstanding performance bonds or letters of credit will be called.  Performance bonds do not have stated expiration dates. Rather, we are released from the performance bonds as the underlying performance is completed.

Operating Leases

Office Space, Buildings and Equipment

We lease certain property and equipment under non-cancelable operating leases. Office leases are for terms up to nine years and generally provide renewal options for terms up to an additional five years. In most cases, we expect that, in the normal course of business, leases that expire will be renewed or replaced by other leases. Equipment leases are typically for terms of three to four years.  The future minimum rental payments under operating leases, which primarily consist of office leases having initial or remaining noncancelable lease terms in excess of one year, are as follows (in thousands):

2015	$7,255
2016	7,094
2017	5,985
2018	4,075
2019	3,870
Thereafter	8,400
$36,679

For the years ended December 31, 2014, 2013 and 2012, rental expense was $4.9 million, $5.1 million and $5.4 million, respectively.

Our minimum sublease rental income due to us in future periods under noncancellable sublease arrangements for office space and other buildings and equipment for the next five years and thereafter are as follows (in thousands):

2015	$624
2016	711
2017	535
2018	—
2019	—
Thereafter	—
$1,870

Model Homes

As part of our model home activities, we sell selected model homes to third parties at fair value and lease them back at market lease payments for periods approximating six months to three years.  For the years ended December 31, 2014, 2013 and 2012, rental expense was $0.6 million, $0.7 million and $0.9 million, respectively.  As of December 31, 2014 our only model home commitments were $205,000 payable in 2015.

Ground Leases

In 1987, we obtained two 55-year ground leases of commercial property that provided for three renewal options of ten years each and one 45-year renewal option.  We exercised the three 10-year extensions on one of these ground leases extending the lease through 2071.  The commercial buildings on these properties have been sold and the ground leases have been sublet to the buyers.

For one of these leases, we are responsible for making lease payments to the land owner, and we collect sublease payments from the buyers of the buildings.  Our lease commitments under this ground lease, which extends through 2071, were (in thousands):

2015	$2,224
2016	2,224
2017	2,224
2018	2,224
2019	2,224
Thereafter	79,148
$90,268

This ground lease has been subleased through 2041 to the buyers of the commercial buildings. Our lease commitments through 2041 total $60.1 million as of December 31, 2014, and are fully offset by sublease receipts under the noncancellable subleases.

For the second lease, the buyers of the buildings are responsible for making lease payments directly to the land owner. However, we have guaranteed the performance of the buyers/lessees. As of December 31, 2014, guaranteed future payments on the lease, which expires in 2041, were $11.4 million.

Purchase Obligations

In the ordinary course of business, we enter into land option contracts in order to procure lots for the construction of our homes. We are subject to customary obligations associated with entering into contracts for the purchase of land and improved lots. These purchase contracts typically require a cash deposit and the purchase of properties under these contracts is generally contingent upon satisfaction of certain requirements by the sellers, including obtaining applicable property and development entitlements. We also utilize option contracts with land sellers as a method of acquiring land in staged takedowns, to help us manage the financial and market risk associated with land holdings, and to reduce the use of funds from our corporate financing sources. Option contracts generally require a non-refundable deposit for the right to acquire lots over a specified period of time at pre-determined prices. We generally have the right at our discretion to terminate our obligations under both purchase contracts and option contracts by forfeiting our cash deposit with no further financial responsibility to the land seller. As of December 31, 2014, we had $52.2 million of non-refundable cash deposits pertaining to land option contracts and purchase contracts with an aggregate remaining purchase price of approximately $457.9 million (net of deposits).

Our utilization of land option contracts is dependent on, among other things, the availability of land sellers willing to enter into option takedown arrangements, the availability of capital to financial intermediaries to finance the development of optioned lots, general housing market conditions, and local market dynamics. Options may be more difficult to procure from land sellers in strong housing markets and are more prevalent in certain geographic regions.